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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 8, 2003




                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
              (Exact name of registrant as specified in is charter)





             Colorado                                  0-14749                                84-0910696
   (State or other jurisdiction                      (Commission                             (IRS Employer
         of incorporation)                          File Number)                          Identification No.)


                                265 Turner Drive
                             Durango, Colorado 81303
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (970) 259-0554






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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The Company has issued a press release for the three months and year ending February 28, 2003. The press release includes amounts determined in accordance with Generally Accepted Accounting Principles (GAAP) as well as some amounts which were not determined in accordance with GAAP. Non-GAAP measures include Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and net income before provision for loss on accounts and notes receivable and related foreclosure costs related to the insolvency of a single franchisee.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Item              Exhibit

                  99.1              Press Release, dated May 8, 2003.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ROCKY MOUNTAIN CHOCOLATE
                                  FACTORY, INC.



Date: May 8, 2003                 By: /s/ Bryan J. Merryman
                                      -----------------------------------------
                                      Bryan J. Merryman, Chief Operating
                                      Officer, Chief Financial Officer,
                                      Treasurer and Director




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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                                  DESCRIPTION
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
99.1                      Press Release, dated May 8, 2003
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